August 18, 2021

ULTIMUS MANAGERS TRUST

Wavelength Interest Rate Neutral Fund

Supplement to the Summary Prospectus, Statutory Prospectus, and

Statement of Additional Information,

each dated September 28, 2020

Investment Adviser Change in Control

On August 13, 2021, certain equity interests of Wavelength Capital Management, LLC (the “Adviser”), the investment adviser to the Wavelength Interest Rate Neutral Fund (the “Fund”), previously owned by MANG Investments LLC were acquired and bought back by the Adviser (the “Acquisition”). As a result of the Acquisition, the three remaining owners of the Adviser, Andrew Dassori, Mark Landis and Frederic D Dassori Trust, now own all of the ownership interests in the Adviser.

The Adviser does not expect any interruption of or changes to the Fund’s daily business as a result of the closing of the Acquisition. The Fund’s portfolio manager, Andrew Dassori, has remained in place and is expected to continue to manage the Fund using the same investment objective and strategies that have been employed for years by the Adviser.

Interim Investment Advisory Agreement and Interim Expense Limitation Agreement

Under applicable law, the Acquisition resulted in a change of control of the Adviser and the termination the Fund’s investment advisory agreement with the Fund (the “Prior Advisory Agreement”). Prior to the closing of the Acquisition, at a meeting held on August 13, 2021 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved an interim investment advisory agreement with the Adviser for the Fund (the “Interim Advisory Agreement”).

Under the Interim Advisory Agreement, which became effective on August 13, 2021, the Adviser provides the same advisory services to the Fund on the same terms provided under the Prior Advisory Agreement. There are no changes to the advisory fees (other than with respect to the provision which provides that the compensation earned under the Interim Advisory Agreement will be held in an interest-bearing escrow account as required by Rule 15a-4 under the Investment Company Act of 1940, as amended), investment objectives, or principal investment strategies of the Fund or composition of the Fund’s portfolio management team.

At the Meeting, the Board also approved a new investment advisory agreement (the “Proposed New Advisory Agreement”) between the Fund and the Adviser, which will be submitted to the shareholders of the Fund for their approval at a shareholder meeting called for that purpose. A proxy statement, along with notice of the shareholder meeting and a proxy ballot with more information regarding the Acquisition and the Proposed New Advisory Agreement, will be mailed to shareholders of the Fund in or around September 2021. The shareholder meeting is anticipated to take place in October 2021. The Interim Advisory Agreement will terminate upon the earlier of (i) January 10, 2022 or (ii) the date of approval of the Proposed New Advisory Agreement by the shareholders of the Fund.

In addition, at the Meeting, the Board also approved an interim expense limitation agreement (the “Interim Expense Limitation Agreement”), and a new expense limitation agreement (the “New Expense Limitation Agreement”) between the Trust, on behalf of the Fund, and the Adviser, because the prior expense limitation agreement for the Fund (the “Prior Expense Limitation Agreement”)

terminated with the termination of the Prior Advisory Agreement, and the Interim Expense Limitation Agreement will terminate with the termination of the Interim Advisory Agreement. The terms of the Interim Expense Limitation Agreement and the New Expense Limitation Agreement are substantially similar to those of the Prior Expense Limitation Agreement. The Interim Expense Limitation Agreement became effective on August 13, 2021, and the New Expense Limitation Agreement will be entered into upon shareholder approval of the New Advisory Agreement.

Change in Investment Adviser’s Address

The Adviser also recently announced a change in its principal business address. The Adviser’s principal business location is now 21 Bridge Square, 2nd Floor, Westport, Connecticut 06880. Therefore, all references to the address of the Adviser in the Prospectus and SAI are hereby modified accordingly.

In connection with the Acquisition and the Adviser’s change in address, the changes described below to the Fund’s Statutory Prospectus and Statement of Additional Information (the “SAI”) are effective immediately.

Changes to the Statutory Prospectus

The following replaces the first paragraph, in its entirety, under the section “The Investment Adviser,” starting on page 24 of the Statutory Prospectus:

Wavelength Capital Management, LLC, with a principal address of 21 Bridge Square, 2nd Floor, Westport, Connecticut 06880, serves as the investment adviser to the Fund. The Adviser was formed and commenced operations in March 2013 and has served as the investment adviser to the Fund since the Fund’s inception. Pursuant to the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser may provide investment advisory services to separate accounts.

Changes to the Statement of Additional Information

The following replaces the first two paragraphs, in their entirety, under the section “Investment Adviser,” starting on page 36 of the SAI:

Wavelength Capital Management, LLC, located at 21 Bridge Square, 2nd Floor, Westport, Connecticut 06880, serves as the investment adviser to the Fund pursuant to an Interim Investment Advisory Agreement dated August 13, 2021 (the “Interim Investment Advisory Agreement”). The Adviser was formed and commenced operations in March 2013. Subject to the Fund’s investment objective and policies approved by the Board, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser also provides investment advisory services to separate accounts. The Adviser is controlled by Andrew Dassori and Mark Landis.

The Interim Advisory Agreement will terminate upon the earlier of (i) January 10, 2022 or (ii) the date of approval of a proposed new Advisory Agreement by the shareholders of the Fund. The Interim Investment Advisory Agreement is terminable without penalty on 10 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Fund. The Adviser may, at any time and without any penalty, terminate the Interim Investment Advisory Agreement upon 60 days’ written notice to the Trust and the Fund.

There are no changes to the Fund’s investment objective, investment strategies or principal risks as a result of the Acquisition described herein.

For more information, or to obtain a copy of the Fund’s Prospectus or SAI free of charge, please contact the Fund at 1-866-896-9292.

Investors should retain this supplement for future reference.